UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 19, 2026
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1762 Automation Parkway San Jose, California	95131
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2026, Momentus Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the meeting. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1
Election of Two Directors

Voting results for the election of directors were as follows:

Momentus Nominees	For	Withheld	Broker Non-Votes
Chris Hadfield	892,532	22,286	1,361,297
John C. Rood	890,446	24,372	1,361,297

Accordingly, both of the Company’s nominees were elected to serve as directors of the Company until the 2029 Annual Meeting of Stockholders and until their respective successors are appointed, elected, and qualified.

Proposal 2
Ratification of Appointment of Auditors

Ratification of the appointment of Frank, Rimerman + Co. LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was approved by the following vote:

For	Against	Abstain
2,256,257	14,739	5,119

Proposal 3
Equity Incentive Plan Proposal

Approval of an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares available for issuance thereunder was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
795,227	113,598	5,993	1,361,297

Proposal 4
Evergreen Share Proposal

Approval of an amendment to the Company’s 2021 Equity Incentive Plan to increase annual evergreen percentage increase to the number of shares available for issuance thereunder was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
668,009	117,635	129,174	1,361,297

Proposal 5
Say-on-Pay Proposal

Approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
842,147	54,357	18,314	1,361,297

Proposal 6
Say-on-Pay Frequency Proposal

Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers was approved at a frequency of every “three years” by the following vote:

1 Year	2 Years	3 Years	Abstain
218,956	3,315	667,946	24,601

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the exhibit index accompanying this Current Report on Form 8-K are furnished herewith.

Exhibit No.	Description
10.1	Second Amendment to the 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler
		Name:	Lon Ensler
Dated:	May 22, 2026	Title:	Chief Financial Officer